UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2018 (March 2, 2018)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 18, 2017, Rite Aid Corporation, a Delaware corporation (the “Company”), entered into the Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) with Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Walgreen Co., an Illinois corporation and a wholly owned subsidiary of WBA (“Buyer”). Under the Asset Purchase Agreement, Buyer will purchase a total of 1,932 stores, three distribution centers and related inventory from the Company for an all-cash purchase price of $4.375 billion on a cash-free, debt-free basis. As of March 2, 2018, the Company has completed the disposition of another “significant amount” of the Company’s assets within the meaning of, and in accordance with, the standards set forth in Item 2.01 of Form 8-K. This is in addition to the “significant amount” of the Company’s assets disposed of as of January 18, 2018, as set forth in Item 2.01 of the Company’s Current Report on Form 8-K, filed with U.S. Securities and Exchange Commission (“SEC”) on January 22, 2018, and which is incorporated herein by reference, and the “significant amount” of the Company’s assets disposed of as of February 8, 2018, as set forth in Item 2.01 of the Company’s Current Report on Form 8-K, filed with the SEC on February 8, 2018, and which is incorporated herein by reference.

As previously disclosed, the Company has been transferring ownership of Company stores and related assets to Buyer in a series of ongoing closings, with the goal of completing the store transfers in the spring of 2018. As of March 2, 2018, the Company has transferred 1,651 stores and related assets and has received cash proceeds of $3,553,486,067 (the “Proceeds”). The Company continues to use the Proceeds to reduce its outstanding indebtedness. The majority of the closing conditions have been satisfied, and the subsequent transfers of Company stores and related assets remain subject to minimal customary closing conditions applicable only to the stores being transferred at such subsequent closing, as specified in the Asset Purchase Agreement. The Company does not have any material relationship with WBA or its subsidiaries, including Buyer, out of the ordinary course of business other than in respect of the transactions contemplated by the Asset Purchase Agreement, including the continued disposition of assets, a transition services agreement and the Company’s option to purchase generic drugs from an affiliate of WBA, under terms, including costs, that are substantially similar to WBA for a period of ten years.

The unaudited pro forma financial information for the Company giving effect to the sale of all assets contemplated by the Asset Purchase Agreement, which was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K with the SEC on January 22, 2018, is incorporated herein by reference. Specifically, the pro forma financial information gives effect to the completion of the sale of 1,932 stores, three distribution centers and related assets pursuant to the terms of the Asset Purchase Agreement, including the sale of the remaining Company stores, distribution centers and related assets that have not occurred as of March 2, 2018 given that such sales are probable, in accordance with Article 11 of Regulation S-X. Although the Company believes that the sale of the remaining stores and related assets to Buyer will be consummated during the spring of 2018, there can be no assurance that all of the remaining closings will occur, and there can be no assurance that the Company’s actual results would have been as set forth in the pro forma financial statements, and such differences could be material. As previously disclosed, the Company does not intend to update the pro forma financial statements incorporated by reference herein unless the Company is required to update such pro forma financial statements by applicable legal requirements.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2017, and which is incorporated herein by reference.

Item 8.01. Other Events.

On March 5, 2018, the Company issued a press release announcing that it has completed the disposition of another “significant amount” of the Company’s assets within the meaning of, and in accordance with, the standards set forth in Item 2.01 of Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information for the Company with respect to the transaction, which was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K with the SEC on January 22, 2018, and is incorporated herein by reference:

•	Explanatory Note and Basis of Presentation

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 2, 2017

•	Unaudited Pro Forma Consolidated Statements of Operations for (i) the fifty-three weeks ended March 4, 2017, (ii) the fifty-two weeks ended (A) February 27, 2016 and (B) February 28, 2015 and (iii) the thirty-nine weeks ended December 2, 2017

•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Asset Purchase Agreement, dated September 18, 2017, among Rite Aid Corporation, Walgreens Boots Alliance, Inc. and Walgreen Co. (incorporated by reference to Exhibit 2.1 of Rite Aid Corporation’s Current Report on Form 8-K, filed with the SEC on September 19, 2017)
99.1	Press Release, dated March 5, 2018
99.2	Unaudited Pro Forma Financial Statements (incorporated by reference to Exhibit 99.2 of Rite Aid Corporation’s Current Report on Form 8-K, filed with the SEC on January 22, 2018)

Cautionary Statement Regarding Forward Looking Statements

Statements in this report that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of subsequent closings of the sale of Company stores and assets to WBA; the ability of the parties to complete each of the subsequent closings for sale and related subsequent transactions considering the various closing conditions applicable to the stores, related assets and/or distribution centers being transferred at such subsequent closing; the outcome of legal and regulatory matters in connection with the sale of stores and assets of the Company to WBA; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of the Company following completion of the proposed transactions; the ability of the Company to implement new business strategies following the completion of the proposed transactions; the ability of the Company to repay its debt using the proceeds from the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions, including the possibility that the subsequent transactions may not close, including because a governmental entity  may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals, the risk that there may be a material adverse change of the Company, or the business of the Company may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; risks associated with the financing of the proposed transaction; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the effect of the pending sale on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management’s or employees’ attention from ongoing business operations; the risk that the Company’s stock price may decline significantly if the proposed transaction is not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed strategic combination involving the Company and Albertsons Companies, Inc. (“Albertsons”), the Company and Albertsons intend to file relevant materials with the SEC, including that Albertsons will file a registration statement on Form S-4 that will include a proxy statement/prospectus to be distributed to the Company’s stockholders. The Company will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about the Company, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons will be made available, free of charge, on Albertsons website at www.albertsonscompanies.com.

Participants in Solicitation

The Company, Albertsons and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement for the Company’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Albertsons will be set forth in the Form S-4. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: March 5, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel